Exhibit 99.1

SharonAI Announces Proposed Private Offering of Equity Securities on the Australian Securities Exchange

New York, NY — April 13, 2026 — SharonAI Holdings Inc. (the “Company”), whose shares of Class A Ordinary Common Stock are listed on the Nasdaq Capital Market, today announced that its Board of Directors has approved seeking a dual listing (in addition to the Nasdaq Capital Market) of the Company’s securities on the Australian Securities Exchange (“ASX”) in the form of CHESS Depositary Interests (“CDIs”), with each CDI representing a beneficial interest in one share of the Company’s Class A Ordinary Common Stock. In connection with the proposed ASX listing, the Company intends to conduct an offering, subject to market and other conditions, of CDIs in an Australian public offering and a concurrent private offering to institutional investors in certain other countries. There can be no assurance that the offering of CDIs will be completed or, if completed, as to the price per CDI or gross proceeds that may be raised.

It is also expected that all of the Company’s currently outstanding convertible promissory notes will automatically convert into CDIs, in accordance with their terms, immediately prior to the Company’s CDIs being admitted to the ASX.

There will not be any public offering of CDIs in the United States. Neither the CDIs nor the underlying shares of Class A Ordinary Common Stock have been, or will be, registered under the U.S. Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. This press release is being issued in compliance with Rule 135c under the Securities Act.

-ENDS-

Disclosure Information

SharonAI primarily uses its Investor Relations page (https://sharonai.com/investors/) to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. The Company also notes that, at times, it uses other communication mediums including, but not limited to, its X account (sharon__ai) and/or LinkedIn account (sharon-AI) to disseminate information about the Company, and can be additional sources of information outside press releases, regulatory filings with the Securities and Exchange Commission (SEC) and any other conference calls, webcasts, investor days, etc. that the Company may hold.

About SharonAI

SharonAI Holdings Inc. (NASDAQ:SHAZ) and its subsidiaries (“SharonAI”), a leading Australian Neocloud, is a High-Performance Computing company focused on Artificial Intelligence and Cloud GPU Compute Infrastructure. Our cloud GPU platform and compute infrastructure is accelerating the build of AI factories and sovereign AI solutions, powering the next wave of accelerated computing adoption. For more information, visit www.sharonai.com.

Contacts

SharonAI Media Enquiries:

Zachary Nevas

IMS Investor Relations

+1 203.972.9200

sharonai@imsinvestorrelations.com

Forward-Looking Statements

This press release may contain, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which are not historical facts and which are not assurances of future performance. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “strategy,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions or references to future periods. Examples of such forward-looking statements include but are not limited to express or implied statements regarding SharonAI’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding:

●	The success or consummation of the offering;
●	The successful listing on the ASX;
●	Service and product offerings;
●	Receipt and use of proceeds;
●	Acceleration of the deployment of assets;
●	Acceleration of SharonAI’s ability to engage with additional potential customers;
●	Expansion of SharonAI’s data center footprint;
●	The firming of SharonAI’s ability to formally lease additional capacity; and
●	The strengthening of SharonAI’s partner network.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from these forward-looking statements include, among others, all of the risks described in the “Risk Factors” section of the SharonAI’s most recently filed Annual Report on Form 10-K filed with the SEC. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the SEC, which are available at www.sec.gov.

The forward-looking statements and other information contained in this news release are made as of the date hereof and SharonAI does not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.